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                                                                    EXHIBIT 10.1


                               SMARTBARGAINS, INC.
                       (FORMERLY RETAIL CONVERGENCE, INC.)

                              AMENDED AND RESTATED
            2000 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

1.    DEFINITIONS.

      Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this SmartBargains, Inc. (formerly Retail Convergence, Inc.) 2000 Employee, Director and Consultant Stock Option Plan, have the following meanings:

            Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

            Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

            Award means an Option, Restricted Stock Award or other stock-based award granted under the Plan.

            Award Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

            Board of Directors means the Board of Directors of the Company.

            Change in Control shall be deemed to have occurred upon the consummation of the following transactions: (a) any consolidation or merger of the Company (x) where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 80% of the combined voting power of all the outstanding securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) or (y) where the members of the Board of Directors of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, constitute more than 50% of the board of directors of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (b) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (c) any plan or proposal for the liquidation or dissolution of the Company.

            Code means the United States Internal Revenue Code of 1986, as amended.

            Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

            Common Stock means shares of the Company's common stock, $.01 par value per share.

            Company means SmartBargains, Inc. (formerly Retail Convergence, Inc.), a Delaware corporation.

            Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

            Fair Market Value of a Share of Common Stock means:

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            (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

            (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

            (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

            ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

            Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Awards under the Plan.

            Non-Qualified Option means an option which is not intended to qualify as an ISO.

            Option means an ISO or Non-Qualified Option granted under the Plan.

            Participant means a Key Employee, director or consultant to whom one or more Awards are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

            Plan means this SmartBargains, Inc. (formerly Retail Convergence, Inc.) 2000 Employee, Director and Consultant Stock Option Plan.

            Restricted Stock Award means an award granted under the Plan entitling a Participant to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares.

            Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan, shares of the Common Stock issued pursuant to Restricted Stock Awards or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of

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            the Plan. The Shares issued pursuant to the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

            Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Award by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

      The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Restricted Stock Awards and other stock-based awards.

3.    SHARES SUBJECT TO THE PLAN.

      The number of Shares which may be issued from time to time pursuant to this Plan shall be 14,498,300, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 17 of the Plan.

      If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of ISOs, to any limitations under the Code.

4.    ADMINISTRATION OF THE PLAN.

      The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

      a. Interpret the provisions of the Plan or of any Award or Award Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

      b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Awards;

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      c.    Determine the number of Shares for which an Award or Awards shall be granted.

      d. Specify the terms and conditions upon which an Award or Awards may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Awards which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Award granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.    ELIGIBILITY FOR PARTICIPATION.

      The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Award is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Award to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Award shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Award Agreement evidencing such Award. ISOs may be granted only to Key Employees. Non-Qualified Options, Restricted Stock Awards and other stock-based awards may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Awards.

6.    TERMS AND CONDITIONS OF AWARDS.

      Each Award shall be set forth in writing in an Award Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Awards be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

      A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

            a. Option Price: Each Award Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

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            b.    Each Award Agreement shall state the number of Shares to which it pertains;

            c. Each Award Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

            d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

                  i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                  ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

      B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

            a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

            b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

                  i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

                  ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not

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                        be less than one hundred ten percent (110%) of the said
                        Fair Market Value on the date of grant.

            c.    Term of Option: For Participants who own

                  i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Award Agreement may provide.

                  ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Award Agreement may provide.

            d. Limitation on Yearly Exercise: The Award Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

      C. Restricted Stock: Each Restricted Stock Award shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Restricted Stock Award:

            a. Repurchase Price: Each Award Agreement shall state the price at which the Company may repurchase the Shares covered by each Restricted Stock Award, which such price shall be determined by the Administrator. As determined by the Administrator, the repurchase price of such Shares may be set by formula, or if such Shares are issued at no cost, such Shares may be subject to mandatory forfeiture to the Company in lieu of repurchase.

            b. Each Award Agreement shall state the number of Shares to which it pertains;

            c. Each Award Agreement shall state the terms and conditions of any Restricted Stock Award, including the conditions for repurchase;

            d. Stock Certificates: Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless

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                  otherwise provided for in the Award Agreement, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the Survivors of the Participant.

      D.    Other Stock-Based Awards: The Administrator shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

7.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

      An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Award Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Award Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or
(d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

      The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

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      The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

      The Administrator may, in its discretion, amend any term or condition of an outstanding Award provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Award was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.    RIGHTS AS A SHAREHOLDER.

      No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.    ASSIGNABILITY AND TRANSFERABILITY OF AWARDS.

      By its terms, an Award granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Award Agreement. The designation of a beneficiary of an Award by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Award or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Award, shall be null and void.

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10.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR
      DEATH OR DISABILITY.

      Except as otherwise provided in the pertinent Award Agreement for the grant of an Option, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

      a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Award Agreement.

      b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Award Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

      c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

      d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then such Participant shall forthwith cease to have any right to exercise any Option.

      e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

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      f.    Except as required by law or as set forth in the pertinent Award
            Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall be treated as a termination of employment.

11.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE."

      Except as otherwise provided in the pertinent Award Agreement for the grant of an Option, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

      a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

      b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

      c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

      d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

      Except as otherwise provided in the pertinent Award Agreement for the grant of an Option, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

      a. To the extent exercisable but not exercised on the date of Disability; and

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      b.    In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

      A Disabled Participant may exercise such rights only within the period ending one (1) year after the date the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

      The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.   EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

      Except as otherwise provided in the pertinent Award Agreement for the grant of an Option, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

      a.    To the extent exercisable but not exercised on the date of death;
            and

      b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

      If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

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14.   EFFECT ON RESTRICTED STOCK AWARDS AND OTHER STOCK-BASED AWARDS OF
      TERMINATION OF SERVICE.

      The Administrator shall determine the effect on a Restricted Stock Award and other stock-based award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or designated beneficiary may exercise rights under such Award.

15.   PURCHASE FOR INVESTMENT.

      Unless the offering and sale of the Shares to be issued pursuant to an Award shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue Shares pursuant to any Award unless and until the following conditions have been fulfilled:

      a. The person(s) acquiring Shares pursuant to an Award shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

      b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

16.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.

      Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior tosuch dissolution or liquidation. The Administrator may specify the effect of a liquidation or dissolution on any Restricted Stock Award and any other stock-based award at the time of grant of such Award.

17.   ADJUSTMENTS.

      Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full, any Restricted Stock Award or other stock-based award shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Award Agreement:

      A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or if additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, (i) the number of shares of Common Stock deliverable upon the exercise of each Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such events and (ii) the repurchase price per share subject to each Restricted Stock Award and the terms of each other outstanding stock-based award shall be appropriately adjusted, in all cases, in the manner and to the extent the Administrator shall determine.

      B. Consolidations or Mergers; Change in Control. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall:

      a. As to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity or through the assumption of such Options by any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

      b. As to Restricted Stock and other stock-based awards, except as may be otherwise provided for in the Award Agreement, the repurchase and other rights of the

            Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. The Administrator shall specify the effect of an Acquisition on any other stock-based award at the time of granting such Award.

      C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

      D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

18.   ISSUANCES OF SECURITIES.

      Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made withrespect to, the number or price of shares subject to Awards. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

19.   FRACTIONAL SHARES.

      No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

20.   CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

      The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

21.   WITHHOLDING.

      In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 22), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the Fair Market Value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

22.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

      Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

23.   TERMINATION OF THE PLAN.

      The Plan will terminate on the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination.

24.   AMENDMENT OF THE PLAN AND AGREEMENTS.

      The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issued or issuable pursuant to an Award for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Award previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Award Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Award Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

25.   EMPLOYMENT OR OTHER RELATIONSHIP.

      Nothing in this Plan or any Award Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

26.   GOVERNING LAW.

      This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                        INCENTIVE STOCK OPTION AGREEMENT

                               SMARTBARGAINS, INC.

         AGREEMENT made as of the ___ day of _________, 200_ by and between SmartBargains, Inc. (the "Company"), a Delaware corporation having a principal place of business in Boston, Massachusetts and ______________ of ___________, __, an employee of the Company (the "Employee").

         WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $0.01 par value per share (the "Shares"), under and for the purposes set forth in the Company's Amended and Restated 2000 Employee, Director and Consultant Stock Option Plan (the "Plan");

         WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

         The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of ______ Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be $_____ per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares (the "Exercise Price"). Payment shall be made in accordance with Paragraph 7 of the Plan.

         3.       EXERCISABILITY OF OPTION.

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows: On the first anniversary of the Employee's hire date (__/__/__) or [date of this Agreement, as applicable], 25% of the Shares shall be exercisable, and thereafter 6.25% of the Shares shall be exercisable on the first day of January, April, July and October until such time as all ______ Shares are fully exercisable. Notwithstanding the foregoing, in the event of a Change in Control (as defined in the Plan) of the Company, subject to the other terms and conditions set forth in this Agreement and in the Plan, then immediately prior to the consummation of such Change of Control, the Option shall accelerate and become exercisable with respect to an additional 12.5% of the shares covered by the Option, and the Option shall continue in full force and effect with respect to any Shares as to which the Option applies, whether vested or unvested. In the event that the Employee is terminated by the Company without "cause" (as defined below) following any such Change of Control, the Option shall accelerate and become exercisable with respect to all of the remaining Shares covered by the Option at the time of such termination, subject to the other terms and conditions set forth in this Agreement and in the Plan.

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan, including without limitation
Section 16(B) of the Plan.

         4.       TERM OF OPTION.

         The Option shall terminate ten (10) years from the date of this Agreement or, if the Employee owns as of the date hereof more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" as defined in the Plan), the Option may be exercised, if it has not previously terminated, within one (1) month after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

         Notwithstanding the foregoing, in the event of the Employee's Disability or death within one (1) month after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one (1) year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

         In the event the Employee's employment is terminated by the Employee's employer for "cause" as defined in the Plan, the Employee's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of Disability or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent exercisable but not exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

         In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (x) to the extent exercisable but not exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Employee's death.

For the purposes of this Agreement, "cause" shall mean dishonesty with respect to the Company or any affiliate, insubordination, substantial malfeasance or non feasance of duty, unauthorized disclosure of confidential information and conduct substantially prejudicial to the business of the Company or any affiliate. The determination of the Board of Directors as to the existence of "cause" will be conclusive on the Employee and the Company, provided notice is given to the Employee and the Employee is provided with the opportunity to be heard by the Board.

         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         6.       PARTIAL EXERCISE.

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

         7.       NON-ASSIGNABILITY.

         The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES.

         The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

         In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includible in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Securities Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      RESTRICTIONS ON TRANSFER OF SHARES.

         12.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein.

         12.2 In the event of the Employee's termination of employment for any reason, Disability or death, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination, Disability or death of the Employee (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

         (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with Plan as of the date of termination, Disability or death. Notwithstanding the foregoing, in the event the Participant's termination of employment is for cause, the Company shall have the right to repurchase the Shares at the cash Exercise Price of the Option.

         (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment, Disability or death shall be valid for a period of sixty (60) days commencing with the date of such termination of employment.

         (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this Section 12.2, the Company shall notify the Employee, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

         (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

         (v) If the Shares are not listed on a national securities exchange nor traded in the over the counter market, then for the purposes of this Section 12.2, Fair Market Value shall mean such value as the Administrator, in good faith, shall determine, and, provided, however, that if, the Employee objects to the good faith determination of the Administrator, then the Employee and the Company shall promptly and mutually select an investment banking firm, certified public accountant or business appraisal firm (the "Independent Appraiser") to determine the Fair Market Value. The Company shall promptly furnish to the Independent Appraiser such information concerning the Company's operations, assets and properties, financial condition, earnings, capitalization and sales of its capital stock, and any offers or indication of interest received by the Company, as the Independent Appraiser may request or the parties may deem relevant. The Fair Market Value as determined by the Independent Appraiser (which determination the Independent Appraiser shall be instructed to render in writing within thirty (30) days following the selection of such Independent Appraiser) shall be binding upon the Employee and the Company. The fees and expenses of the Independent Appraiser shall be borne by the Company.

         12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

         (i) No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

         (ii) Before selling or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Employee by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within twenty
                  (20) days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten
                  (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

         (iii) If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee's notice, provided that (i) such sale is consummated within six
                  (6) months after the giving of notice by the Employee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Employee's Shares.

         (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Employee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Employee to his or her guardian or conservator, and (c) or transfers by the Employee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted

                  Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

         (v) The provisions of this Section 12.3 may be waived upon such conditions as the Company may impose.

         12.4 In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

         12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the effective date of the initial public offering of the Company's securities pursuant to the Securities Act.

         12.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act relating to an underwritten public offering of the Company's securities, the Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration (but not greater than the period applicable to all executive officers and directors of the Company).

         12.10 The Employee acknowledges and agrees, except in connection with the exercise of his Options, that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         12.11 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option Agreement dated _________, 200_ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

         13.      NO OBLIGATION TO EMPLOY.

         The Company is not, by the Plan or this Option, obligated to continue the Employee as an employee of the Company.

         14.      OPTION IS INTENDED TO BE AN ISO.

         The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

         15.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         16.      NOTICES.

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:                  SmartBargains, Inc.
                                    10 Milk Street, 10th Floor
                                    Boston, MA  02108
                                    Attention:  Chief Financial Officer


If to the Employee:



or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service, or three business days following mailing by registered or certified mail.

         17.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         18.      BENEFIT OF AGREEMENT.

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         19.      ENTIRE AGREEMENT.

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change, or restrict the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         20.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         21.      WAIVERS AND CONSENTS.

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                                   SmartBargains, Inc.



                                   By: _______________________________
                                       Stephen M. Joseph
                                       Executive Vice President
                                       Chief Financial Officer




                                   ___________________________________
                                   Employee

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To: SmartBargains, Inc.


Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.01 par value, of SmartBargains, Inc. (the "Company"), at the exercise price of $____ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated ________________, 200__.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the 2000 Employee, Director and Consultant Stock Option Plan, as amended and the Incentive Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                    ________________________________________

         Please issue the stock certificate for the Shares (check one):

         |_| to me; or

         |_| to me and ________________, as joint tenants with right of

survivorship and mail the certificate to me at the following address:


___________________________________________

___________________________________________

___________________________________________

         My mailing address for shareholder communications, if different from the address listed above is:

___________________________________________

___________________________________________

___________________________________________


                                        Very truly yours,


                                        _____________________________________
                                        Employee (signature)


                                        _____________________________________
                                        Print Name


                                        _____________________________________
                                        Date


                                        _____________________________________
                                        Social Security Number

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO: SmartBargains, Inc.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.01 par value, of SmartBargains, Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _______________, 200__.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                  ____________________________________________

         Please issue the stock certificate for the Shares (check one):

         |_| to me; or

         |_| to me and ____________________________, as joint tenants with right of survivorship, and mail the certificate to me at the following address:


___________________________________________

___________________________________________

___________________________________________

         My mailing address for shareholder communications, if different from the address listed above, is:

___________________________________________

___________________________________________

___________________________________________


                                        Very truly yours,


                                        _____________________________________
                                        Employee (signature)


                                        _____________________________________
                                        Print Name


                                        _____________________________________
                                        Date


                                        _____________________________________
                                        Social Security Number

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                               SMARTBARGAINS, INC.

         AGREEMENT made as of the ____ day of __________ 200_, by and between SmartBargains, Inc. (the "Company"), a Delaware corporation having a principal place of business in Boston, Massachusetts and _________________of _________________, ________ (the "Participant").

         WHEREAS, the Company desires to grant to the Participant an option (the "Option") to purchase shares of its common stock, $0.01 par value per share (the "Shares"), under and for the purposes set forth in the Company's Amended and Restated 2000 Participant, Director and Consultant Stock Option Plan (the "Plan");

         WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Participant each intend that the Option granted herein does not qualify as an incentive stock option ("ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

         The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of _____________________________ (__________) Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be $.36 per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares (the "Exercise Price"). Payment shall be made in accordance with Paragraph 7 of the Plan.

         3.       EXERCISABILITY OF OPTION.

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become exercisable as follows: On the first anniversary of the date of this Agreement [OR DATE OF HIRE, AS APPLICABLE] (__________), 25% of the Shares shall be exercisable, and thereafter 6.25% of the Shares shall be exercisable on the first day of January, April, July and October until such time as all 100,000 Shares are fully exercisable.

Notwithstanding the foregoing, in the event of a Change in Control (as defined in the Plan) of the Company, subject to the other terms and conditions set forth in this Agreement and in the Plan, then immediately prior to the consummation of such Change of Control, the Option shall accelerate and become exercisable with respect to an additional 12.5% of the shares covered by the Option, and the Option shall continue in full force and effect with respect to any Shares as to which the Option applies, whether vested or unvested. In the event that the Participant's employment, directorship or consultancy is terminated by the Company without "cause" (as defined below) following any such Change of Control, the Option shall accelerate and become exercisable with respect to all of the remaining Shares covered by the Option at the time of such termination, subject to the other terms and conditions set forth in this Agreement and in the Plan.

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan, including without limitation
Section 16(B) of the Plan.

         4.       TERM OF OPTION.

         The Option shall terminate ten (10) years from the date of this Agreement.

         If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of Participant for "cause" as defined in the Plan), the Option may be exercised, if it has not previously terminated, within one (1) month after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

         Notwithstanding the foregoing, in the event of the Participant's Disability or death within one (1) month after the termination of employment, directorship or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

         In the event the Participant's employment, directorship or consultancy is terminated by the Participant's employer for "cause" as defined in the Plan, the Participant's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of Disability or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent exercisable but not exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

         In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (x) to the extent exercisable but not exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Participant's death.

         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         6.       PARTIAL EXERCISE.

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

         7.       NON-ASSIGNABILITY.

         The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

                  The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES.

         The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

         In the event of an exercise of this Option, the Company may withhold from the Participant's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includible in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Securities Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      RESTRICTIONS ON TRANSFER OF SHARES.

         12.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted herein.

         12.2 In the event of the Participant's termination of employment, directorship or consultancy for any reason, death or Disability, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement

(including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination of Participant's employment, directorship or consultancy, Disability or death (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

         (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination, Disability or death. Notwithstanding the foregoing, in the event the Participant's termination is for cause (as defined in the Plan), the Company shall have the right to repurchase the Shares at the cash Exercise Price of the Option.

         (ii) The Company's option to repurchase the Participant's Shares in the event of termination, Disability or death shall be valid for a period of sixty
(60) days commencing with the date of such termination, Disability or death.

         (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant's Shares under this Section 12.2, the Company shall notify the Participant, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

         (iv) The written notice to the Participant shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

         (v) If the Shares are not listed on a national securities exchange nor traded in the over the counter market, then for the purposes of this Section 12.2, Fair Market Value shall mean such value as the Administrator, in good faith, shall determine, and, provided, however, that if, the Participant objects to the good faith determination of the Administrator, then the Participant and the Company shall promptly and mutually select an investment banking firm, certified public accountant or business appraisal firm (the "Independent Appraiser") to determine the Fair Market Value. The Company shall promptly furnish to the Independent Appraiser such information concerning the Company's operations, assets and properties, financial condition, earnings, capitalization and sales of its capital stock, and any offers or indication of interest received by the Company, as the Independent Appraiser may request or the parties may deem relevant. The Fair Market Value as determined by the Independent Appraiser (which determination the Independent Appraiser shall be instructed to render in writing within thirty (30) days following the selection of such Independent Appraiser) shall be binding upon the Participant and the Company. The fees and expenses of the Independent Appraiser shall be borne by the Company.

         12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

         (i) No Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

         (ii) Before selling or otherwise transferring all or part of the Shares, the Participant shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Shares then held by the Participant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within twenty (20) days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

         (iii) If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Participant's notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Participant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Participant's Shares.

         (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Participant to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Participant to his or her guardian or conservator, and (c) or transfers by the Participant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

         (v) The provisions of this Section 12.3 may be waived upon such conditions as the Company may impose.

         12.4 In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

         12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of the Common Stock, the number of shares of stock or securities of the Company issued with respect to the Shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         12.8 The provisions of Sections 12.1, 12.2, and 12.3 shall terminate upon the effective date of the initial public offering of the Company's securities pursuant to the Securities Act.

         12.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act relating to an underwritten public offering of the Company's securities, the Company or its underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration (but not greater than the period applicable to all executive officers and directors of the Company).

         12.10 The Participant acknowledges and agrees, except in connection with the exercise of his Options, that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         12.11 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in a Non-Qualified Stock Option Agreement dated ______________, 200_ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

         13.      NO OBLIGATION TO MAINTAIN A RELATIONSHIP.

         The Company is not, by the Plan or this Option, obligated to continue the Participant as an employee, director or consultant of the Company.

         14.      OPTION IS NOT INTENDED TO BE AN ISO.

         The parties each intend that the Option be a Non-Qualified Stock Option so that the Participant (or the Participant's Survivors) may not qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. The Participant understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-Qualified Option and not as an ISO. The Participant should consult with the Participant's own tax advisors regarding the tax effects of the Option, including, but not limited to, holding period requirements.

         15.      NOTICES.

         Any notices required or permitted by the terms of this Agreement shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:
                                    SmartBargains, Inc.
                                    10 Milk Street, 10th Floor
                                    Boston, MA 02108
                                    Attention:  Chief Financial Officer

If to the Participant:

                                    __________________________________________

                                    __________________________________________

                                    __________________________________________


or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service, or three business days following mailing by registered or certified mail.

         16.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         17.      BENEFIT OF AGREEMENT.

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         18.      ENTIRE AGREEMENT.

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change, or restrict the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         19.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         20.      WAIVERS AND CONSENTS.

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                       SmartBargains, Inc.


                                       By: _______________________________
                                           Stephen M. Joseph
                                           Executive Vice President
                                           Chief Financial Officer


                                       ___________________________________
                                       Participant Signature

                                                                       Exhibit A


                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To: SmartBargains, Inc.


Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.01 par value, of SmartBargains, Inc. (the "Company"), at the exercise price of $_______ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, 200_ (the "Stock Option Agreement").

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the

Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the Amended and Restated 2000 Employee, Director and Consultant Stock Option Plan and the Non-Qualified Stock Option Agreement, which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                       __________________________________

         Please issue the stock certificate for the Shares (check one):

         |_| to me; or

         |_| to me and ________________, as joint tenants with right of

survivorship and mail the certificate to me at the following address:


___________________________________

___________________________________

___________________________________

         My mailing address for shareholder communications, if different from the address listed above is:

___________________________________

___________________________________

___________________________________


                                           Very truly yours,


                                           ____________________________________
                                           Participant (signature)


                                           ____________________________________
                                           Print Name


                                           ____________________________________
                                           Date


                                           ____________________________________
                                           Social Security Number

                                                                       Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO: SmartBargains, Inc.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase _________ shares (the "Shares") of the common stock, $.01 par value, of SmartBargains, Inc. (the "Company"), at the exercise price of $_______ per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated _______________, 200__.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                    _________________________________________

         Please issue the stock certificate for the Shares (check one):

         |_| to me; or

         |_| to me and ____________________________, as joint tenants with right of survivorship, and mail the certificate to me at the following address:


___________________________________

___________________________________

___________________________________

         My mailing address for shareholder communications, if different from the address listed above, is:

___________________________________

___________________________________

___________________________________


                                           Very truly yours,


                                           ____________________________________
                                           Participant (signature)


                                           ____________________________________
                                           Print Name


                                           ____________________________________
                                           Date


                                           ____________________________________
                                           Social Security Number

                        INCENTIVE STOCK OPTION AGREEMENT
                                     ("MIP")

                               SMARTBARGAINS, INC.

         AGREEMENT made as of the _____ day of _________________, 200__ by and between SmartBargains, Inc. (the "Company"), a Delaware corporation having a principal place of business in Boston, Massachusetts and _____________ of _________, __, an employee of the Company (the "Employee").

         WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock, $0.01 par value per share (the "Shares"), under and for the purposes set forth in the Company's Amended and Restated 2000 Employee, Director and Consultant Stock Option Plan (the "Plan");

         WHEREAS, the Company and the Employee understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

         WHEREAS, the Company and the Employee each intend that the Option granted herein qualify as an ISO.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

         The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of _____ Shares, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be $.36 per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares (the "Exercise Price"). Payment shall be made in accordance with Paragraph 7 of the Plan.

         3.       EXERCISABILITY OF OPTION.

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be immediately vested and exercisable.

         The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan, including without limitation
Section 16(B) of the Plan.

         4.       TERM OF OPTION.

         The Option shall terminate ten (10) years from the date of this Agreement or, if the Employee owns as of the date hereof more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or an Affiliate, five (5) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than the death or Disability of the Employee or termination of the Employee's employment for "cause" as defined in the Plan), the Option may be exercised, if it has not previously terminated, within one (1) month after the date the Employee ceases to be an employee of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment.

         Notwithstanding the foregoing, in the event of the Employee's Disability or death within one (1) month after the termination of employment, the Employee or the Employee's Survivors may exercise the Option within one (1) year after the date of the Employee's termination of employment, but in no event after the date of expiration of the term of the Option.

         In the event the Employee's employment is terminated by the Employee's employer for "cause" as defined in the Plan, the Employee's right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Employee's termination as an employee, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Employee's termination, the Employee engaged in conduct which would constitute "cause," then the Employee shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

         In the event of the Disability of the Employee, as determined in accordance with the Plan, the Option shall be exercisable within one (1) year after the date of Disability or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent exercisable but not exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days during the accrual period prior to the date of Disability.

         In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one (1) year after the date of death of the Employee or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

         (x) to the extent exercisable but not exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have accrued had the Employee not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days during the accrual period prior to the Employee's death.

For the purposes of this Agreement, "cause" shall mean dishonesty with respect to the Company or any affiliate, insubordination, substantial malfeasance or non feasance of duty, unauthorized disclosure of confidential information and conduct substantially prejudicial to the business of the Company or any affiliate. The determination of the Board of Directors as to the existence of "cause" will be conclusive on the Employee and the Company, provided with the opportunity to be heard by the Board.


         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

         6.       PARTIAL EXERCISE.

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

         7.       NON-ASSIGNABILITY.

         The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Employee's lifetime, only by the Employee (or, in the event of legal incapacity or incompetency, by the Employee's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Employee. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

         9.       CAPITAL CHANGES AND BUSINESS SUCCESSIONS.

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10.      TAXES.

         The Employee acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Employee's responsibility.

         In the event of a Disqualifying Disposition (as defined in Section 15 below) or if the Option is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Company may withhold from the Employee's remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includible in such person's gross income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Employee on exercise of the Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Securities Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;" and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      RESTRICTIONS ON TRANSFER OF SHARES.

         12.1 The Shares acquired by the Employee pursuant to the exercise of the Option granted hereby shall not be transferred by the Employee except as permitted herein.

         12.2 In the event of the Employee's termination of employment for any reason, Disability or death, the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement (including, without limitation, Shares purchased after termination of employment, Disability or death in accordance with Section 4 hereof). In the event the Company does not, upon the termination, Disability or death of the Employee (as described above), exercise its option pursuant to this Section 12.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Employee for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 12.2:

         (i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 12.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination, Disability or death. Notwithstanding the foregoing, in the event the Participant's termination of employment is for cause, the Company shall have the right to repurchase the Shares at the cash Exercise Price of the Option.

         (ii) The Company's option to repurchase the Employee's Shares in the event of termination of employment, Disability or death shall be valid for a period of sixty (60) days commencing with the date of such termination of employment.

         (iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Employee's Shares under this Section 12.2, the Company shall notify the Employee, or in case of death, his or her representative, in writing of its intent to repurchase the

Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 12.2(ii) for exercise of the Company's option to repurchase.

         (iv) The written notice to the Employee shall specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "Closing"). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Employee or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Employee or his or her successor in interest.

         (v) If the Shares are not listed on a national securities exchange nor traded in the over the counter market, then for the purposes of this Section 12.2, Fair Market Value shall mean such value as the Administrator, in good faith, shall determine, and, provided, however, that if, the Employee objects to the good faith determination of the Administrator, then the Employee and the Company shall promptly and mutually select an investment banking firm, certified public accountant or business appraisal firm (the "Independent Appraiser") to determine the Fair Market Value. The Company shall promptly furnish to the Independent Appraiser such information concerning the Company's operations, assets and properties, financial condition, earnings, capitalization and sales of its capital stock, and any offers or indication of interest received by the Company, as the Independent Appraiser may request or the parties may deem relevant. The Fair Market Value as determined by the Independent Appraiser (which determination the Independent Appraiser shall be instructed to render in writing within thirty (30) days following the selection of such Independent Appraiser) shall be binding upon the Employee and the Company. The fees and expenses of the Independent Appraiser shall be borne by the Company.

         12.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Employee that the following restrictions be complied with (except as hereinafter otherwise provided):

         (i) No Shares owned by the Employee may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

         (ii) Before selling or otherwise transferring all or part of the Shares, the Employee shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Employee. Such notice shall constitute a binding offer by the Employee to sell to the Company such number of the Shares then held by the Employee as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Employee by the proposed transferee

                  (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Employee as to whether such offer has been accepted in whole by the Company within twenty
                  (20) days after its receipt of written notice from the Employee. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase ("Closing Date") which shall not be less than ten
                  (10) nor more than sixty (60) days after the giving of the acceptance notice. The place for such closing shall be at the Company's principal office. At such closing, the Employee shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

         (iii) If the Company shall fail to accept any such offer, the Employee shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Employee's notice, provided that (i) such sale is consummated within six
                  (6) months after the giving of notice by the Employee to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 12 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 12.3 shall again apply with respect to any proposed voluntary transfer of the Employee's Shares.

         (iv) The restrictions on transfer contained in this Section 12.3 shall not apply to (a) transfers by the Employee to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Employee to his or her guardian or conservator, and (c) or transfers by the Employee, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, "Permitted Transferees"); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

         (v) The provisions of this Section 12.3 may be waived upon such conditions as the Company may impose.

         12.4 In the event that the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Employee or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Employee to the Company and to treat the Employee and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

         12.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

         12.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company's rights to repurchase pursuant to this Agreement.

         12.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

         12.8 The provisions of Sections 12.1, 12.2 and 12.3 shall terminate upon the effective date of the initial public offering of the Company's securities pursuant to the Securities Act.

         12.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act relating to an underwritten public offering of the Company's securities, the Company or its underwriter so requests, the Employee will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration (but not greater than the period applicable to all executive officers and directors of the Company).

         12.10 The Employee acknowledges and agrees, except in connection with the exercise of his Options, that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         12.11 All certificates representing the Shares to be issued to the Employee pursuant to this Agreement shall have endorsed thereon a legend substantially as follows: "The shares represented by this certificate are subject to restrictions set forth in an Incentive Stock Option

Agreement dated _____________, 200__ with this Company, a copy of which Agreement is available for inspection at the offices of the Company or will be made available upon request."

         13.      NO OBLIGATION TO EMPLOY.

         The Company is not, by the Plan or this Option, obligated to continue the Employee as an employee of the Company.

         14.      OPTION IS INTENDED TO BE AN ISO.

         The parties each intend that the Option be an ISO so that the Employee (or the Employee's Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code. Any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO. Nonetheless, if the Option is determined not to be an ISO, the Employee understands that neither the Company nor any Affiliate is responsible to compensate him or her or otherwise make up for the treatment of the Option as a Non-qualified Option and not as an ISO. The Employee should consult with the Employee's own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

         15.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

         The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Employee was granted the Option or (b) one year after the date the Employee acquired Shares by exercising the Option, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         16.      NOTICES.

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:                  SmartBargains, Inc.
                                    10 Milk Street, 10th Floor
                                    Boston, MA  02108
                                    Attention:  Chief Financial Officer


If to the Employee:



or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service, or three business days following mailing by registered or certified mail.

         17.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         18.      BENEFIT OF AGREEMENT.

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         19.      ENTIRE AGREEMENT.

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change, or restrict the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         20.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

         21.      WAIVERS AND CONSENTS.

         Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.


                                        SmartBargains, Inc.



                                        By: _______________________________
                                            Stephen M. Joseph
                                            Executive Vice President
                                            Chief Financial Officer




                                        __________________________________
                                        Employee

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                         [FORM FOR UNREGISTERED SHARES]

To: SmartBargains, Inc.


Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.01 par value, of SmartBargains, Inc. (the "Company"), at the exercise price of $____ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated ________________, 200__.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

         I understand the terms and restrictions on the right to dispose of the Shares set forth in the Amended and Restated 2000 Employee, Director and Consultant Stock Option Plan and the Incentive Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

         I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                  ____________________________________________

         Please issue the stock certificate for the Shares (check one):

         |_| to me; or

         |_| to me and ________________, as joint tenants with right of

survivorship and mail the certificate to me at the following address:


________________________________________

________________________________________

________________________________________

         My mailing address for shareholder communications, if different from the address listed above is:

________________________________________

________________________________________

________________________________________



                                      Very truly yours,



                                      _____________________________________
                                      Employee (signature)


                                      _____________________________________
                                      Print Name


                                      _____________________________________
                                      Date


                                      _____________________________________
                                      Social Security Number

                                                                       Exhibit A

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                          [FORM FOR REGISTERED SHARES]

TO: SmartBargains, Inc.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase _________ shares (the "Shares") of the common stock, $.01 par value, of SmartBargains, Inc. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated _______________, 200__.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                      ____________________________________

         Please issue the stock certificate for the Shares (check one):

         |_| to me; or

         |_| to me and ____________________________, as joint tenants with right of survivorship, and mail the certificate to me at the following address:


________________________________________

________________________________________

________________________________________

         My mailing address for shareholder communications, if different from the address listed above, is:

________________________________________

________________________________________

________________________________________


                                      Very truly yours,



                                      _____________________________________
                                      Employee (signature)


                                      _____________________________________
                                      Print Name


                                      _____________________________________
                                      Date


                                      _____________________________________
                                      Social Security Number